[ENDO LOGO]
100 Painters Dr.
Chadds Ford, PA 19317
610-558-9800
www.endo.com

                                                                 Exhibit 10.43.2

                                               March 2, 2004

BY FACSIMILE & OVERNIGHT MAIL
Michael Ashton
SkyePharma, Inc.
105 Piccadilly
London W1J 7NJ
England

Dear Michael:

         Reference is hereby made to that certain Development and Marketing Strategic Alliance Agreement, dated as of December 31, 2002 (as amended, the "Agreement"), among Endo Pharmaceuticals Inc. ("Endo"), SkyePharma, Inc. and SkyePharma Canada Inc. (collectively, "Skye"). Defined terms used but not defined herein shall have the meanings set forth in the Agreement.

         The purpose of this letter is to amend and restate the fifth milestone on the chart set forth in Section 4.2 of the Agreement which milestone relates to the FDA's written approval and acceptance of the protocol of the first of the Phase III clinical trials for Propofol IDD-D in the United States (the "Propofol Protocol Milestone"). Now for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree that the Propofol Protocol Milestone is amended and restated as follows:

With respect to Propofol IDD-D, upon the earlier of (a) the JEC's      Two (2) days following    $5,000,000
approval of the FDA protocol submission package, which shall           occurrence of Milestone
follow Endo's receipt of both the FDA end-of-Phase II (EOPII)          Event
meeting minutes and the timeline for the Phase III clinical plan, or (b) 30 days following Endo's receipt of the FDA EOPII meeting minutes and the timeline for the Phase III clinical plan.

Michael Ashton
SkyePharma, Inc.
March 2, 2004
Page Two

         Other than as set forth in this letter agreement, all other terms and conditions of the Agreement remain the same and in full force and effect.

         If Skye is in agreement with the above, please have a duly authorized, appropriate officer countersign this letter below.

                                                              Very truly yours,

                                                              /S/ CAROL A. AMMON

                                                              Carol A. Ammon

ACCEPTED AND AGREED THIS 2nd DAY OF MARCH 2004:

SKYEPHARMA, INC.

By /s/ MICHAEL ASHTON
   ----------------------
   Name: Michael Ashton
   Title: CEO

SKYEPHARMA CANADA INC.

By /s/ MICHAEL ASHTON
   -------------------------
   Name: Michael Ashton
   Title: Director